UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 13, 2023, Mr. Denver J. Smith was appointed a director of Innovative Food Holdings, Inc. (the “Company”). Mr. Smith fills a newly-created vacancy on the Company’s Board of Directors (the “Board”) via an expansion of the size of the Board as described below.

Mr. Smith, age 35, is the Co-Founder and a managing member of Carlson Ridge Capital, a hedge fund manager, which was founded in 2015. He is also the Co-CIO of the firm and acts as the lead manager for the CRC Founders Fund, LP. Additionally, Mr. Smith advises the Aspen Family Trust on its asset allocation and strategic level decisions for various entities it owns. He was previously a portfolio manager and the Chief Investment Officer for 73114 Investments, LLC, for a period of 9 years. In 2015, he prompted and helped negotiate the sale of 73114 Investments parent company, a government contracting company, to a multi-billion dollar publicly traded REIT for over $150 million. Mr. Smith serves on the Board of Trustees of Lifestyle Management Inc, a non-profit organization. He graduated from the University of Oklahoma with a BBA in Finance and Economics. He also earned an MBA from the University of Oklahoma. Mr. Smith is a CFA Charterholder.

Other than being a party to a Board Observer Agreement, as described in a Current Report on Form 8-K filed on November 29, 2022, Mr. Smith was not a party to any material transactions with the Company, nor does he have any family relationship (as defined in Item 401 to Regulation S-K) with any director or executive officer of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In order to accommodate Mr. Smith’s appointment to the Board of Directors, Article III, Section 2 of the Company’s By-Laws was amended to provide for up to ten (10) directors.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description
3.1	Revised Article III, Section 2 of the registrant’s By-Laws.
99.1

Board Observer Agreement dated as of November 28, 2022 between the Registrant and Denver J. Smith (incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on November 29, 2022).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: March 13, 2023
By: /s/ Richard Tang Richard Tang, CFO